BlackRock Funds IV	BlackRock Income Fund BlackRock Inflation Protected Bond Portfolio BlackRock Low Duration Bond Portfolio BlackRock Strategic Income Opportunities Portfolio BlackRock U.S. Government Bond Portfolio
BlackRock Global Long/Short Credit Fund
BlackRock Systematic ESG Bond Fund
BlackRock Systematic Multi-Strategy Fund
BlackRock Funds V
BlackRock Core Bond Portfolio BlackRock Emerging Markets Flexible Dynamic Bond Portfolio BlackRock Floating Rate Income Portfolio BlackRock GNMA Portfolio BlackRock High Yield Bond Portfolio
BlackRock Funds VI
BlackRock CoreAlpha Bond Fund

Managed Account Series II
BlackRock U.S. Mortgage Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 24, 2020 to the

Investor C Shares Prospectus of each Fund, as supplemented to date (each, a “Prospectus”)

Effective November 23, 2020 (the “Effective Date”), each Fund’s automatic conversion feature for Investor C Shares will be modified to reduce the conversion period from ten years to eight years. Beginning on the Effective Date, Investor C Shares of each Fund will automatically convert to Investor A Shares of the same Fund approximately eight years after the date of purchase. Certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In these instances, Investor C Shares held as of the Effective Date will automatically convert to Investor A Shares eight years after the Effective Date.

Effective November 23, 2020, each Prospectus is amended as follows:

In the section of each Prospectus entitled “Account Information — How to Choose the Share Class that Best Suits Your Needs — Share Classes at a Glance,” the first paragraph in the section of the table in the column entitled “Investor C” and the row entitled “Conversion to Investor A Shares?” is deleted in its entirety and replaced with the following:

Yes, automatically approximately eight years after the date of purchase. The holding period includes the period Investor C Shares were held in the Predecessor Fund (as defined below). It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date (as defined below), certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur approximately eight years after the Effective Date.

The second paragraph in the section of each Prospectus entitled “Account Information — Details About the Share Classes — Investor C Shares — Deferred Sales Charge Option” is deleted in its entirety and replaced with the following:

Effective November 23, 2020 (the “Effective Date”), Investor C Shares will automatically convert to Investor A Shares approximately eight years after the date of purchase. The holding period includes the period Investor C Shares were held in the Predecessor Fund. It is the Financial Intermediary’s responsibility to ensure that the shareholder is credited with the proper holding period. As of the Effective Date, certain Financial Intermediaries, including group retirement recordkeeping platforms, may not have been tracking such holding periods and therefore may not be able to process such conversions. In such instances, the automatic conversion of Investor C Shares to Investor A Shares will occur approximately eight years after the Effective Date. The automatic conversion of Investor C Shares to Investor A Shares is not a taxable event for Federal income tax purposes. Please consult your Financial Intermediary for additional information.

Customers of certain Financial Intermediaries may be eligible for different share class exchange policies, as described in the “Intermediary-Defined Sales Charge Waiver Policies” section of the applicable Fund’s Prospectus.

Shareholders should retain this Supplement for future reference.

PRO-INVC15-0920SUP

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